UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information required in proxy statement
schedule 14A information

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

TIMBER PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

The Annual Meeting of Stockholders of Timber Pharmaceuticals, Inc. is fast approaching and according to our latest records, we have not received your vote.  Your Board of Directors unanimously recommends that stockholders vote FOR all of the proposals on the agenda. Details of the meeting and proposals can be found here.

Voting is easy. Simply use one of the following simple methods to promptly provide your voting instructions:

1.     Online – by clicking on the following link and following the online instructions

CLICK HERE TO VOTE

2.     Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist by calling toll free at 1- 833-501-4821 between the hours of 9:00am and 10:00pm Eastern time, Monday through Friday or Saturday and Sunday, 10:00am to 6:00pm.

We urge you to vote before July 1st – Please Vote Today!!